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                                                                EXHIBIT 10.13(D)

LOGO

                          CERTIFICATION OF RESOLUTIONS

                          OF THE BOARD OF DIRECTORS OF

                            LITTON INDUSTRIES, INC.

     I, the undersigned JEANETTE M. THOMAS, Secretary of LITTON INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware, DO HEREBY CERTIFY that the following is a true and correct extract of certain resolutions duly adopted by the Board of Directors of said corporation on October 27, 1994, in accordance with the laws of Delaware and the By-laws of this corporation, and that these resolutions are in full force and effect as of the date hereof:

        RESOLVED, that this Board of Directors hereby adopts, pursuant to
        Section 2 of the Litton Industries, Inc., Director Stock Option Plan (the "Director Plan"), the following interpretation with respect to each option to purchase shares of the Corporation's Common Stock ("Litton Common Stock") which was outstanding under the Director Plan immediately prior to the distribution of the shares of Western Atlas Inc.

           Each stock option which was issued under the Director Plan to a director of the Corporation who became a director of Western Atlas Inc. on March 17, 1994, shall be amended for the purposes of Subsection E of Section 5 of the Director Plan to provide that such director shall be deemed to be a director of the Company for the period of time such person continues as a director of Western Atlas Inc.

     IN WITNESS WHEREOF, I have here unto subscribed my name and affixed the seal of said corporation at Woodland Hills, California, this 10th day of October, 1995.

[SEAL]                                    /s/ JEANETTE M. THOMAS
                                          --------------------------------------
                                          Jeanette M. Thomas
                                          Secretary